                           SUBSCRIPTION AGREEMENT

Floyd R. Hill, Chief Executive Officer
Organic Food Products, Inc.
550 Monterey Road
Morgan Hill, California 95037

RE:  Private offering of unsecured
     promissory notes by Organic Food
     Products, Inc. (the "Company")

Dear Mr. Hill,

     1. SUBSCRIPTION AND OFFERING. The undersigned hereby subscribes for and agrees to purchase a promissory note (the "Note") issued by the Company in the principal amount of $______. The Note is unsecured, bears interest at 10% per annum and is payable in full, including interest, the earlier of one year from the date of the Note or the effective date of an initial public offering ("IPO") of the Company's securities. As additional consideration for purchasing the Note, the undersigned will receive ______ common stock purchase warrants ("Warrants") (at the rate of one Warrant for each $3.00 of Note purchased), each Warrant entitling the holder to purchase one share of the Company's Common Stock at $3.00 per share at any time until December 31, 1999. The Warrants provide certain registration rights as set forth in the form of Warrant attached hereto as Exhibit B.

     Notwithstanding the payment date set forth above, if the Note is not repaid by December 1, 1997, then each month thereafter for a period of five months the Company will convert at no cost 20% of the Warrants issued to the undersigned into an equal number of shares of its Common Stock. Accordingly, after five months, all Warrants will be converted into Common Stock. Additionally, at the undersigned's election, the Company will issue one Warrant for each $30.00 of Note purchased in lieu of interest on the Note. A copy of the Note is attached hereto as Exhibit A.

     The undersigned understands that the Company is offering up to $600,000 of Notes (the "offering") to a group of not more than ten investors and that the offering will close on May 30, 1997 or at such time as all of the Notes are sold, whichever is sooner. The Company may extend the offering for an additional 30-day period in its sole discretion.

     2. ACCEPTANCE OR REJECTION; MINIMUM SUBSCRIPTION. The undersigned understands that the Company, in it sole discretion and for any reason, may accept or reject this subscription, in whole or in part. The undersigned acknowledges that he or she must purchase a Note in the minimum amount of $50,000, unless the minimum amount is reduced in the sole discretion of the Company.

     3. ACKNOWLEDGEMENT. The undersigned acknowledges that: (1) the offering of Notes and Warrants as made only through direct personal communication between the undersigned and a representative of Spelman & Co., Inc. (the "Selling Agent"), who will receive a commission of 10% of the gross proceeds of the Notes sold; (2) the undersigned has had the opportunity to obtain all information concerning the Company, it operations, legal structure and any other materials or documentation requested by the undersigned; (3) the undersigned has reviewed the Company's preliminary prospectus dated March 7, 1997 filed with the Securities and Exchange Commission and is familiar with its content; (4) the undersigned has been advised by the Company that (i) he or she must be prepared to bear the economic risk of the investment in the Notes for an indefinite period; (ii) the Notes and Warrants have not been registered under the Securities Act of 1933, or applicable state securities laws and hence cannot be sold unless they are subsequently registered or an exemption from such registration is available; (iii) the Notes and Warrants are highly speculative, involve a high degree of risk and should only be purchased by individuals who can afford to lose their entire investment; and
(iv) the certificates for the Notes and Warrants will contain an appropriate restrictive legend prohibiting their sale or transfer, except under certain circumstances in substantially the following form:

     "The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

     4. EXECUTION OF AGREEMENT. When accepted by the Company, in whole or in part, this subscription shall be valid and binding on the undersigned and the Company for all purposes. The undersigned represents and warrants that the undersigned has received, read and understands the contents hereof and has consulted with his attorney, business advisor and/or accountant concerning the offering of shares.

     5. PERSONAL INVESTIGATION. The undersigned warrants and represents that, prior to making a decision whether to invest herein through purchase of the Note, he or she has conducted a personal investigation and has researched and considered all factors that bear on the advisability of investing in the Company, and that his or her investment decision has not been based solely upon the representations of the Selling Agent. The undersigned has had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering and the business, properties, prospects and financial condition of the Company, and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the undersigned.



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

     6. PURCHASE FOR OWN ACCOUNT. The undersigned warrants and represents that the Notes and Warrants subscribed by the undersigned will be acquired for the undersigned's own account and benefit and not for the account of any other person or business entity, and the undersigned has no present intention of selling or distributing the Notes or Warrants. The undersigned is not acting as a nominee for any other person or entity. The undersigned understands that the Notes and Warrants may not be sold, hypothecated, pledged, transferred, assigned or disposed of except in accordance with the substantial restrictions on transfer described herein.

     7. INVESTMENT EXPERIENCE. The undersigned warrants and represents that the undersigned is experienced in investments and business matters, has made similar speculative investments in the past, has sufficient investment acumen to analyze and evaluate the merits and risks of investing in the Notes and Warrants and has sufficient financial resources to hold the Notes and Warrants for an indefinite period of time.

     8. SUITABILITY. The undersigned is an "accredited investor" as that term is defined in Rule 501 of the 1933 Act and has either (i) a net worth of at least $1,000,000 or (ii) individual income in excess of $200,000 in each of the last two years (or joint income of $300,000 including the undersigned's spouse's income) and a reasonable expectation of reaching the same income level during the current year.

     9. CONFIDENTIALITY. The undersigned understands that this Subscription Agreement and all other documents delivered to the undersigned in connection with this subscription are confidential documents prepared solely for the benefit of a limited number of qualified investors associated with the Company. The undersigned agrees that he or she will not reproduce or distribute any of such documents in whole or in part.

     10. INDEMNIFICATION. The undersigned recognizes that the sale of the Notes and Warrants will be based upon his or her representations and warranties set forth herein, and the undersigned hereby agrees to indemnify and defend the Company and to hold each officer and/or director thereof harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the undersigned in this Subscription Agreement or elsewhere, any breach by the undersigned of his or her warranties and/or a failure to fulfill any of the covenants or agreements set forth herein or elsewhere or arising out of the sale or distribution of any Notes and Warrants by the undersigned in violation of the Securities Act of 1933, as amended, (the
"1933 Act") and any other applicable state securities laws.

     11. NASD AFFILIATIONS. The undersigned represents that he or she is not directly or indirectly associated with any member of the National Association of Securities Dealers, Inc. ("NASD").



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

     12. DELIVERY OF FUNDS. All investor checks must be payable to "Organic Food Products, Inc." and delivered to the Selling Agent.

     Dated at ____________, this _____ day of __________, 1997.


                                       --------------------------------------
                                       Signature

                                       --------------------------------------
                                       Print Name

                                       --------------------------------------
                                       Residence Address

                                       --------------------------------------
                                        City    State    Country

                                       --------------------------------------
                                         Country        Area        Telephone
                                          Code          Code          Number

                                       --------------------------------------
                                       Name In Which Share Are To Be Issued

                                       --------------------------------------
                                       Social Security or Tax Identification
                                       Number

                                       --------------------------------------
                                       Employer

                                       ACCEPTED:

                                       ORGANIC FOOD PRODUCTS, INC.

                                       By
                                       --------------------------------------
                                       Floyd R. Hill, Chief Executive Officer

                                       on
                                          -----------------------------------
                                                            Date

                                  EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                               PROMISSORY NOTE

US$                                                     Morgan Hill, California
   ------------                                         _________________, 1997


     FOR VALUE RECEIVED, the undersigned Organic Food Products, Inc., a California corporation ("Payor"), with offices at 550 Monterey Road, Morgan Hill, CA 95037 hereby promises to pay to the order of ____________________ ("Payee") at such place as Payee may from time to time designate in writing, the principal sum of ____________________, and to pay interest from the date hereof on the unpaid principal balance at a rate of 10% per annum. The principal balance and all accrued interest outstanding under this promissory note ("Note"), are due and payable the earlier of (i) one year from the date of this Note or (ii) the effective date of any initial public offering of the securities of Payor.

     Payor may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, provided that concurrently with each such prepayment Payor shall pay accrued interest on the principal so prepaid to the date of such prepayment. The parties hereto hereby irrevocably consent to the jurisdiction of the courts of the State of California in connection with any action or proceeding arising out of or relating to this Note. This Note shall be governed by California law, without reference to any choice of law principles thereof.

     Payor shall be entitled to reasonable attorney's fees and court costs if legal proceedings are necessary to collect sums due under this Note.

                                            ORGANIC FOOD PRODUCTS, INC.

                                            By:
                                               ------------------------------
                                                       Floyd R. Hill,
                                                  Chief Executive Officer

                                  EXHIBIT B

                       COMMON STOCK PURCHASE WARRANT


WARRANT NO. __________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "REGISTERED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

     FOR VALUE RECEIVED ____________________________________________________,
the registered holder (the "Holder"), is entitled to purchase from Organic Food Products, Inc., a California corporation, (the "Company") up to ________ shares of the Company's Common Stock at $3.00 per share (the "Warrant Price") at any time until December 31, 1999. The Holder will not have the rights or privileges as a shareholder of the Company prior to exercise of the common stock purchase warrant ("Warrant") represented by this certificate.

     At any time after one year from the effective date of the Company's IPO as defined in the accompanying subscription agreement ("Subscription Agreement") upon the written request of the Holders, the Company will register the shares issuable upon exercise of this Warrant. All expenses incurred by the Company in connection with such registration, including without limitation all registration and filing fees, listing fees, printing expenses, costs of counsel for the Company, the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or Blue Sky laws of any jurisdiction shall be paid by the Company. Holder shall pay all underwriting discounts or commissions with respect to the Common Stock sold by Holder.

     This Warrant may be exercised by presentation of this certificate and simultaneous payment of the Warrant Price at the offices of the Company in Morgan Hill, California, subject to applicable state and federal securities laws. Payment shall be made in cash or by certified check, at the option of the Holder.

     The Warrant evidenced hereby is of a duly authorized issue of common stock purchase warrants, is issued under and in accordance with the Subscription Agreement and is subject to the terms and provisions contained in the Subscription Agreement. The Holder consents by acceptance of the certificate to all the terms and conditions of the Subscription Agreement. This Warrant is exercisable in whole only and not in part. The issuance of Common Stock upon exercise of this Warrant will be rounded to the nearest whole share and no fractional shares will be issued. The Holder of this certificate shall be treated by the Company as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented hereby. This Warrant does not contain antidilution provisions.

     IN WITNESS WHEREOF, the Company has signed this Warrant and deliverd it in Morgan Hill, California as of __________________, 1997.


                                       ORGANIC FOOD PRODUCTS, INC.



                                       By:
                                           -----------------------------------
                                                     Floyd R. Hill
                                                Chief Executive Officer











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